Exhibit 10.4

'NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOT E IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS  AMENDED  (THE "ACT")  OR  ANY  STATE  SECURITIES    LAWS    AND NEIT HER T H IS NOTE NOR ANY INT EREST T HERE IN NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF  EXCEPT  PURSUANT TO AN EFFECTIVE REGIS T RAT IO N STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTIO N FROM REGIST RATION UNDER SUCH ACT AND SUCH LAWS.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $ 19, l 00.00

Issue Date: June 2, 2017
Maturity Date: June 2, 2018

For good and valuable consideration, X Rail Entertainment, Inc., a NV corporation ("Maker") , hereby makes and delivers this Promissory Note (this "Note") in favor of East Shore Equities LLC, or its assigns ("Holder"), and hereby agrees as follows:

A RT IC LE I.
PRINCIPAL AND INTEREST

Section l. I For value received, Maker promises to pay to Holder at such place as Holder or its assigns may designate in writing, in currently available funds of the United States, the principal sum of $ 19, l00.00 Maker's obligation under this Note shall accrue interest at the rate of four percent (4.0%) per annum from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed. Accrual of interest shall commence on the first business day to occur after the Issue Date and continue until payment in full of the principal sum has been made or duly provided for.

Section 1.2

a.	All payments shall be app lied first to interest, then to principal and shall be credited to the Maker's account on the date that such payment is physically received by the Holder.

b.	All principal and accrued interest then outstanding shall be due and payable by the Maker to the Holder on or before June 2 2018 (the "Maturity Date").

c.	Absent the occurrence of an event of default (unless such event of default is waived in writing by the payee) the Company may prepay this note in full without any prepayment penalty.

d.
This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the holder thereof.

Section 1.3 This Note is issued in exchange solely for value received, $19, 100.00, paid by Holder to Maker by wire.

ARTICLE II.
CONVERSION RIGHTS; CONVERSION PRICE

Section 2.1 Conversion. The Holder or its assigns shall have the right, from time to time, commencing on the Issuance Date of this Note, to convert any part of the outstanding interest or Principal Amount of this Note into fully paid and non-assessable shares of Common Stock of the Maker (the "Conversion Stock") at the Conversion Price determined as provided herein. Promptly after delivery to Maker of a Notice of Conversion of Convertible Note in the form attached hereto as Exhibit I, properly completed and duly executed by the Holder or its assigns (a "Conversion Notice"), the Maker shall issue and deliver to or upon the order of the Holder that number of shares of Common Stock for the that portion of this Note to be converted as shall be determined in accordance herewith.

No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or emails the Notice of Conversion duly executed to the Maker. Certificates representing Common Stock upon conversion will be delivered to the Holder within two (2) trading days from the date the Notice of Conversion is delivered to the Maker.  Delivery of shares upon conversion shall be made to the address specified by the Holder or its assigns in the Notice of Conversion.

Section 2.2. Conversion Price. Upon any conversion of this Note, the conversion price shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments for combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean 60% multiplied by the Market Price (as defined herein) (representing a discount rate of 40%). "Market Price" means the lowest of the daily Trading Price (as defined below) for the Common Stock during the forty five (45) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. "Trading Price" means, for any security as of any date, the lowest trading price on the OTC Bulletin Board, or other applicable trading market (the "OTCBB") as reported by a reliable reporting service ("Reporting Service") mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the volume weighted  average price of such security on the principal securities exchange or trading market where such security is  listed or traded. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Maker and the holders of a majority in interest of the Note being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. "Trading Day" shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Section 2.3. Reorganization. Reclassification. Merger. Consolidation or Disposition of Assets. In case the Maker shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Maker is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Maker), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Maker, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Maker, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Maker) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Note to be performed and observed by the Maker and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Maker) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.3(a). For purposes of this Section 2.3(a), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 2.3(a) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition ofassets.

Section 2.4. Restrictions on Securities. This Note has been issued by the Maker pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act"). None of this Note or the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Maker shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Maker) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Maker shall remove the foregoing legend from the certificate or issue to such Holder a new certificate free of any transfer legend, if (a) with such request, the Maker shall have received an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that any such legend may be removed from such certificate or (b) a registration statement under the Act covering such securities is in effect.

Section 2.5. Reservation of Common Stock.

(a) The Maker covenants that during the period the Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock of the Maker upon the Conversion of the Note. The Maker further covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock of the Maker issuable upon the conversion of this Note. The Maker will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board (or such other principal market upon which the Common Stock of the Maker may be listed or quoted).

(b) The Maker shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Maker will (a) not increase the par value of any shares of Common Stock issuable upon the conversion of this Note above the amount payable therefor upon such conversion immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Maker may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of this Note, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Maker to perform its obligations under this Note.

(c) Upon the request of Holder, the Maker will at any time during the period this Note is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Note and the obligations of the Maker hereunder.

(d) Before taking any action which would cause an adjustment reducing the current Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Maker shall take any corporate action which may be necessary in order that the Maker may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

(e) Before taking any action which would result in an adjustment in the number of shares of Common Stock into which this Note is convertible or in the Conversion Price, the Maker shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) If at any time the Maker does not have a sufficient number of authorized and available shares of Common Stock for issuance upon conversion of the Note, then the Maker shall call and hold a special meeting of its stockholders within forty-five (45) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 2.6. Maximum Conversion.

The Holder shall not be entitled to convert on a Conversion Date that amount of the Notes in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on Conversation Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Notes with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1. The Holder represents and warrants to the Maker:

(a) The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Common Stock issuable upon conversion hereof except under circumstances that will not result in a violation of the Act or any application state securities laws or similar laws relating to the sale of securities;

(b) That Holder understands that none of this Note or the Common ·stock issuable upon conversion hereof have been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from the registration provisions of the Act and any continued reliance on such exemption is predicated on the representations of the Holder set forth herein;

(c) Holder (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in this Note for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Holder's net worth, and Holder's investment in this Note will not cause such overall commitment to become excessive;

(d) Holder is an "accredited investor" (as defined in Regulation D promulgated under the Act) and the Holder's total investment in this Note does not exceed 10% of the Holder's net worth; and

(e) Holder recognizes that an investment in the Maker involves significant risks and only investors who can afford the loss of their entire investment should consider investing in the Maker and this Note.

Section 3.2 The Maker represents and warrants to Holder:

(a) Organization and Qualification. The Maker and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Maker and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Maker or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Maker owns, directly or indirectly, any equity or other ownership interest.

(b) Authorization: Enforcement. (i) The Maker has all requisite corporate power and authority to enter into and perform this Note and to consummate the transactions contemplated hereby and thereby and to issue the Common Stock, in accordance with the terms hereof, (ii) the execution and delivery of this Note by the Maker and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Common Stock issuable upon conversion or exercise hereof) have been duly authorized by the Maker's Board of Directors and no further consent or authorization of the Maker, its Board of Directors, or its shareholders is required, (iii) this Note has been duly executed and delivered by the Maker by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Note and the other documents executed in connection herewith and bind the Maker accordingly, and (iv) this Note constitutes, a legal, valid and binding obligation of the Maker enforceable against the Maker in accordance with its terms.

Section 4.6. Waiver of Presentment etc. The Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein.

ARTICLE V.
MISCELLANEOUS

Section 5.1. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be: 18 Waterview Ave Massapequa NY 11758 -; and the address of the Maker shall be 9480 S. Eastern Avenue Suite 205 Las Vegas, NV 89123. Both the Holder or its assigns and the Maker may change the address for service by delivery of written notice to the other as herein provided.

Section 5.2. Amendment. This Note and any provision hereof may be amended only by an instrument in writing signed by the Maker and the Holder.

Section 5.3. Assignability. This Note shall be binding upon the Maker and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole subject to the restrictions contained in the restrictive legend on the first page of this Note.

Section 5.4. Governing Law. This Note shall be governed by the internal laws of the State of Delaware, without regard to conflicts of laws principles.

Section 5.5. Replacement of Note. The Maker covenants that upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Note, if mutilated, the Maker will make and deliver a new Note of like tenor.

Section 5.6. This Note shall not entitle the Holder to any of the rights of a stockholder of the Maker, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholder or any other proceedings of the Maker, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 5.7. Severability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 5.8. Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

Section 5.9. Counterparts. This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Maker as executed this Note as of the date first written above.

X Rail Entertainment, Inc

____

Name: MICHAEL BARRON

Title: CEO

East Shore Equities LLC

____

Name:

Title:

George Buonocore Member